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                  Rule 10f-3 Acquisition of Securities from an Affiliate - January 1, 2002 through March 31, 2002
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                                                            DeAM (BT)
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                                                   BT US BOND INDEX PORTFOLIO
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                                          Security Purchased             Comparison Security              Comparison Security
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Issuer                                 GENERAL ELECTRIC CAPITAL        GENERAL ELECTRIC CAPITAL               DUKE CAPITAL
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
Underwriters                                 Lehman, DBAB, JPM,            Lehman, DBAB, JPM,             Banc One, Barclays
                                              SSMB, UBS                     SSMB, UBS
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Years of continuous operation,
including predecessors                               > 3 years                     > 3 years                       > 3 years
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Security                                    GE 5.0%, 2/15/2007          GE 5.875%, 2/15/2012            DUK 6.25%, 2/15/2013
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Is the affiliate a manager
or co-manager of offering?                          co-manager                    co-manager                             n/a
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Name of underwriter or dealer
from which purchased                           Lehman Brothers                           n/a                             n/a
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Firm commitment underwriting?                              yes                           yes                             yes
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Trade date/Date of Offering                          2/12/2002                     2/12/2002                       2/12/2002
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Total dollar amount of
offering sold to QIBs                       $                -             $               -              $                -
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Total dollar amount of any
concurrent public offering                  $    1,250,000,000             $   2,250,000,000              $      500,000,000
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Total                                       $    1,250,000,000             $   2,250,000,000              $      500,000,000
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Public offering price                                    99.82                         99.55                           99.71
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Price paid if other than
public offering price                                      n/a                           n/a                             n/a
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Underwriting spread or
commission                                              0.325%                        0.425%                          0.650%
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Rating                                                 Aaa/AAA                       Aaa/AAA                            A3/A
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Current yield                                           5.041%                        5.935%                          6.287%
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Total par value purchased                            9,190,000                           n/a                             n/a
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$ amount of purchase                                 9,173,549                           n/a                             n/a
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% of offering purchased
by fund                                                 0.74%                            n/a                             n/a
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% of offering purchased
by associated funds                                       n/a                            n/a                             n/a
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Total                                                   0.74%                            n/a                             n/a
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